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                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                                    Date of Report
                                  February 25, 1994


                              CRI LIQUIDATING REIT, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


                                       Maryland
          -----------------------------------------------------------------
                    (State or other jurisdiction of incorporation)


                     1-10359                           52-1647537
          --------------------------      --------------------------------
          (Commission File Number)        (IRS Employer Identification No.)


          11200 Rockville Pike, Rockville, Maryland               20852
          ------------------------------------------        --------------
          (Address of principal executive offices)             (Zip Code)


                                    (301) 468-9200
          ----------------------------------------------------------------
                 (Registrant's telephone number, including area code)
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
          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On February 10, 1994, CRI Liquidating REIT, Inc. (the Liquidating Company) received aggregate net proceeds of approximately $48.7 million from the sale to unaffiliated third parties of twelve government insured multifamily mortgages. The sale of these government insured multifamily mortgages resulted in an aggregate financial statement gain of approximately $11.7 million and an aggregate tax basis gain of approximately $14.7 million.

               As previously discussed in Note 1 of the Notes to Financial Statements in the Liquidating Company's Annual Report filed on Form 10-K for the year ended December 31, 1993, the Liquidating Company intends to dispose of its existing government insured multifamily mortgages by 1997 through an orderly liquidation. In order to achieve an orderly liquidation, the Liquidating Company intends to dispose of approximately 25 percent of the December 31, 1993 portfolio balance during each year until 1997. The twelve government insured multifamily mortgages disposed of represent approximately 20 percent of the Liquidating Company's total portfolio as of December 31, 1993.

               The Liquidating Company will distribute the net disposition proceeds of approximately $1.60 per share to shareholders as part of the first quarter dividend to be paid March 31, 1994, which was declared by the Board of Directors on February 18, 1994.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (b)  Pro forma financial information.
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          3
                                                 CRI LIQUIDATING REIT, INC.
                                              PRO FORMA CONDENSED BALANCE SHEET
                                                   As of December 31, 1993
                                                         (Unaudited)

                                                           Pro Forma
                                              Actual      Adjustments          Pro Forma
                                           ------------   ------------        ------------
    Assets:
      Investment in mortgages,
        fair value
      Discount                             $215,866,436   $(39,639,697)(A)    $176,226,739
      Near par or premium                    17,647,797             --          17,647,797
      Mortgages held for disposition          9,581,409     (9,549,901)(A)          31,508
                                           ------------   ------------        ------------
          Total                             243,095,642    (49,189,598)        193,906,044
                                           ------------   ------------        ------------
    Other assets                              5,831,492             --           5,831,492
                                           ------------   ------------        ------------
          Total assets                     $248,927,134   $(49,189,598)       $199,737,536
                                           ============   ============        ============

    Liabilities:
      Accounts payable and
        accrued expenses                   $    429,957   $         --        $    429,957
                                           ------------   ------------        ------------
    Commitments and contingencies

    Shareholders' equity:
      Common stock                              304,227             --             304,227
      Net unrealized gains on
        investment in mortgages              51,349,764    (12,294,562)(B)      39,055,202
      Additional paid-in capital            196,843,186    (36,895,036)(C)     159,948,150
                                           ------------   ------------        ------------
          Total shareholders' equity        248,497,177    (49,189,598)        199,307,579
                                           ------------   ------------        ------------
          Total liabilities and
            shareholders' equity           $248,927,134   $(49,189,598)       $199,737,536
                                           ============   ============        ============
                                       The accompanying notes are an integral part of
                                            these pro forma financial statements.

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          4
                                                 CRI LIQUIDATING REIT, INC.

                                           PRO FORMA CONDENSED STATEMENT OF INCOME

                                            For the year ended December 31, 1993

                                                         (Unaudited)
                                                           Pro Forma
                                              Actual      Adjustments          Pro Forma
                                           ------------   ------------        ------------
    Income:
      Mortgage investment income           $ 21,663,403   $ (3,811,776)(D)    $ 17,851,627
      Other income                            2,947,933             --           2,947,933
                                           ------------   ------------        ------------
                                             24,611,336     (3,811,776)         20,799,560
                                           ------------   ------------        ------------
    Expenses                                  5,065,050        225,942(D)        4,839,108
                                           ------------   ------------        ------------

    Income before mortgage dispositions      19,546,286     (3,585,834)         15,960,452

    Mortgage dispositions:
      Net gains                               8,089,840             --(E)        8,089,840
                                           ------------   ------------        ------------
    Net income                             $ 27,636,126   $ (3,585,834)       $ 24,050,292
                                           ============   ============        ============
    Net income per share                   $        .91   $       (.12)       $        .79
                                           ============   ============        ============
    Weighted average shares outstanding      30,422,711     30,422,711          30,422,711
                                           ============   ============        ============






                                       The accompanying notes are an integral part of
                                            these pro forma financial statements.

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

                              CRI LIQUIDATING REIT, INC.

                                  NOTES TO PRO FORMA
                            CONDENSED FINANCIAL STATEMENTS

                                     (Unaudited)

          1.   BASIS OF PRESENTATION

               The Pro Forma Condensed Balance Sheet as of December 31, 1993 and Pro Forma Condensed Statement of Income for the year ended December 31, 1993 have been prepared to give effect to the disposition of twelve government insured multifamily mortgages which occurred on February 10, 1994, as discussed in Item 2 above.

          2. ADJUSTMENTS TO PRO FORMA CONDENSED BALANCE SHEET AND STATEMENT OF INCOME

               The following represents the pro forma adjustments for the Pro Forma Condensed Balance Sheet as of December 31, 1993, as if the twelve mortgage dispositions had occurred on such date, and the Pro Forma Condensed Statement of Income for the year ended December 31, 1993, as if the twelve mortgage dispositions had occurred on January 1, 1993.

                    (A) Reflects the carrying value of the twelve government insured multifamily mortgages which were disposed of on February 10, 1994.

                    (B) Represents the recognition of unrealized gains attributed to the twelve mortgage dispositions.

                    (C) Represents the return of capital, reduction to net income and corresponding reduction in dividends to shareholders, collectively, related to the twelve mortgage dispositions.

                    (D) Represents mortgage investment income and annual fees for the year ended December 31, 1993 related to the twelve disposed government insured multifamily mortgages.

                    (E) Does not reflect the financial statement gain of approximately $11.7 million related to the twelve mortgage dispositions which is considered non-recurring.
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
                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CRI Liquidating REIT, Inc.
                                                   (Registrant)



          February 25, 1994             By:  /s/ H.William Willoughby
          --------------------               ------------------------
          Date                               H. William Willoughby
                                             President and Principal
                                               Financial Officer






















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